Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2011,

with respect to

Thrivent Real Estate Securities Fund

Effective on or about October 10, 2011, multiple sections of the prospectus relating to Thrivent Real Estate Securities Fund (the “Fund”) will be amended, assuming that shareholders of the Fund vote in favor to two proposals at a special shareholder meeting scheduled for September 9, 2011. The proposals relate to (1) changing the Fund from a diversified fund under the Investment Company Act of 1940 to a non-diversified fund, and (2) allowing the Fund to concentrate its investments in issuers in the natural resources industries. If shareholders do not vote in favor of these two proposals, the changes to the Fund (outlined below) will not occur. In that event, the Fund’s investment adviser, Thrivent Asset Management, LLC, will disclose to the public that shareholders did not vote in favor of the two proposals.

The changes to the prospectus are listed here.

1.	The Fund’s name will change to “Thrivent Natural Resources Fund.”

2.	The Fund’s “Investment Objective” will change to the following:

Thrivent Natural Resources Fund seeks long-term capital growth.

3.	The Fund’s “Principal Strategies” will change to the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in natural resource investments. Natural resource investments are securities of issuers that (1) have at least 50% of their assets in natural resources, such as metals, fuels, timber, underdeveloped land and agricultural products or (2) derive at least 50% of their annual revenues from owning, exploring, mining, processing or otherwise developing, or providing goods and services with respect to, natural resources. These investments may also include synthetic instruments that have economic characteristics similar to these securities.

The Fund invests primarily in equity securities of companies in a variety of natural resource-related sectors, including energy, chemicals, oil, gas, paper, mining, steel or agriculture. The Fund also concentrates its investments in one or more of these sectors or in one or more issuers in the natural resources-related industries. In addition, the Fund intends to invest in real estate investment trusts (REITs).

The Fund typically invests in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. The Fund may invest in securities of issuers with any market capitalization. Should the Adviser determine that the Fund would benefit from reducing the percentage of its net assets invested in natural resource investments from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

4.	The Fund’s “Principal Risks” will change to the following:

The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, in which the Fund invests either directly or indirectly, will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The Fund follows an investing style that favors value investments. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market does not recognize their intrinsic value or if value stocks are out of favor.

Natural Resources Industry Risk. As a sector fund that invests primarily in the natural resource sector, the Fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. The Fund therefore is more vulnerable to price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agricultural sectors than a more broadly diversified fund. Because the Fund invests primarily in companies with natural resource assets, there is the risk that the Fund will perform poorly during a downturn in natural resource prices.

Precious Metal Related Securities Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation, and changes in industrial and commercial demand for precious metals.

Foreign Securities Risk. To the extent the Fund allocates assets directly or indirectly to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Fund’s share price to decline.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small-cap companies seldom pay significant dividends that could cushion returns in a falling market.

Non-Diversified Risk. The Fund is not “diversified” within the meaning of the 1940 Act. That means the Fund may invest more than 5% of its assets in the securities of any single issuer and may hold more than 10% of the securities of any single issuer. A non-diversified fund is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer will significantly affect the Fund’s performance.

Real Estate Investment Trust (REIT) Risk. REITS generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.

Investment Adviser Risk. The Fund is actively managed and the success of the Fund’s investment strategy depends significantly on the skills of the Adviser and/or subadviser(s) in assessing the potential of the securities in which the Fund invests. This assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in rising markets.

5.	The Fund’s “Portfolio Manager(s)” will change to the following:

David C. Francis, CFA and Darren M. Bagwell, CFA have served as portfolio co-managers of the Fund since 2011. Mr. Francis is Vice president of Investment Equities and has been with Thrivent since 2001. Mr. Bagwell has been with Thrivent since 2002 in an investment management capacity and currently is the firm’s Director of Equity Research.

6.	Dividends of the Fund will be declared and paid annually.

7.	The first three paragraphs following the “Taxes — General” section will change to the following:

The Funds intend to make distributions that may be taxed as ordinary income or capital gains. In general, any net investment income and short-term capital gain distributions you receive from a Fund are taxable as ordinary income. To the extent a Fund receives and distributes qualified dividend income, you may be eligible for a tax rate lower than that on other ordinary income distributions. Distributions of other net capital gains by the Fund are generally taxable as capital gains—in most cases, at different rates from those that apply to ordinary income. In addition, there is a possibility that some of the distributions of Thrivent Natural Resources Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund may be classified as return of capital.

The tax you pay on a given capital gains distribution generally depends on how long a Fund has held the Fund securities it sold. It does not depend on how long you have owned your Fund shares or whether you reinvest your distributions or take them in cash.

Every year, the Funds will send you a statement detailing the tax status of all your distributions for the previous year. The tax statement for all Funds except Thrivent Natural Resources Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund will be mailed in January. The REIT investments of Thrivent Natural Resources Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund do not provide complete tax information until after the calendar year-end. Consequently, Thrivent Natural Resources Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund expect to send your tax statement in late February.

The date of this Supplement is September 8, 2011.

Please include this Supplement with your Prospectus

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